                                                                    Exhibit 99.4

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
   CASE NAME:          Aerovox, Inc.                SCHEDULE OF POST PETITION LIABILITIES
   CASE NUMBER:        01-14680 jnf                    FOR MONTH ENDED: July 28, 2001


                               DATE INCURRED     DATE DUE     TOTAL DUE     0-30 DAYS     31-60 DAYS   61-90 DAYS    OVER 90 DAYS
TAXES PAYABLE

   Federal Income Taxes                                             61,536        61,536            0             0           0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   FICA - Employer's Share            07/28/01      07/30/01         8,501         8,501            0             0           0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   FICA - Employee's Share            07/28/01      07/30/01         8,501         8,501            0             0           0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   Withholding tax                    07/28/01      07/30/01        12,445        12,445            0             0           0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   State Income Tax                                                      0  $          0  $         0  $          0  $        0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   State Sales and Use Tax            06/30/01      07/20/01            52             -  $        52  $          0  $        0
                               ---------------   -----------  ------------  ------------  ------------ ------------  ----------

   State Franchise Tax                                              37,358        37,358            0  $          0  $        0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   Personal Property Tax                                                 0             0            0  $          0  $        0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

       TOTAL TAXES PAYABLE                                        $128,393  $    128,341  $        52  $          0  $        0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

POST PETITION SECURED DEBT                                               0             0  $         0  $          0  $        0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

POST PETITION UNSECURED DEBT                                             0             0  $         0  $          0  $        0
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

ACCRUED INTEREST PAYABLE            06/30/2001     08/1/2001       298,486       143,088      155,398
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------

TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

   Accrued Benefits                                                 38,673        38,673                          -           -
   --------------------------  ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   A/P Trade  *                various           various           113,268        67,991       45,277             -           -
   --------------------------  ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   Accrued Payroll                    07/28/01      08/02/01        67,664        67,664            -             -           -
   --------------------------  ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   Other Accrued Expenses *                                        320,465       320,465            -             -           -
   --------------------------  ---------------   -----------  ------------  ------------  -----------  ------------  ----------

   TOTALS                                                          966,949       766,222      200,727             -           -
                               ---------------   -----------  ------------  ------------  -----------  ------------  ----------
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* Attach separate sheet if necessary.